                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) June 24, 1998





                          U.S. RESTAURANT PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            MARYLAND                   1-13089                 75-2687420
  (STATE OF OTHER JURISDICTION     (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION OR              NUMBER)            IDENTIFICATION NO.)
         ORGANIZATION)

                               5310 Harvest Hill Rd.
                                 Suite 270, LB 168
                                Dallas, Texas 75230
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                    972-387-1487
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

EXPLANATORY NOTE

U.S. Restaurant Properties, Inc., (the "Registrant") a fully integrated, self-administered and self-managed real estate investment trust hereby amends its Form 8-K dated June 24, 1998, as filed with the Securities and Exchange Commission on July 7, 1998 as follows:

The Company hereby submits the financial statements required for the properties acquired and included in this Form 8-K/A and pro forma information as shown in
Item 7 and as further described in Item 2.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On June 24, 1998, U.S. Restaurant Properties, Inc. (the "Registrant") acquired two Burger King restaurants properties one located in Arizona and one in California. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,630,000 in cash and other capitalized costs of approximately $22,000. The selling entity was Brulon Properties, a Utah partnership. The acquisition was funded by the Registrant's bank line of credit.

On June 22, 1998, the Registrant acquired one Village Inn restaurant property located in Arizona. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $335,000 in cash and other capitalized costs of approximately $6,000. The selling entity was Frances M. Fisher an individual. The acquisition was funded by the Registrant's bank line of credit.

On May 27, 1998, the Registrant acquired one Tony Roma's restaurant property located in Texas. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $796,000 in cash and other capitalized costs of approximately $10,000. The selling entity was Austin Partners, a Texas general partnership. The acquisition was funded by the Registrant's bank line of credit.

On various dates between May 26, 1998 through June 10, 1998, the Registrant acquired two Arby's and two Burger King restaurant properties located in Kansas, Minnesota and North Carolina. These acquisitions were done pursuant to four purchase and sale agreements. The purchase prices equaled $2,057,000 in cash and other capitalized costs of approximately $73,000. The selling entities were Minneapolis Teachers' Retirement Fund Association, a Minnesota non-profit corporation and MRT Properties, Inc., a Minnesota corporation. The acquisitions were funded by the Registrant's bank line of credit

On May 22, 1998, the Registrant acquired 11 restaurant properties consisting of five Captain D's, two Shoney's, two Miami Subs, one Long John Silvers and one Hooters restaurant located in Georgia, Louisiana, Oklahoma and Texas. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $5,087,512 in cash and other capitalized costs of approximately $112,000. The selling entity was Shoney's, Inc., a Tennessee corporation. The acquisition was funded by the Registrant's bank line of credit.

On April 8, 1998, the Registrant acquired two Ale House restaurant properties located in Florida. The acquisition was done pursuant to one purchase and sale agreement. These properties were purchased for an aggregate purchase price of approximately $3,687,000. The selling entity was Jackson-Shaw Partners No. 51, Ltd, a Texas limited partnership. The acquisition was funded by the Registrant's bank line of credit.

On various dates from March 1, 1998 through June 30, 1998, the Registrant acquired 26 properties consisting of four Schlotzsky's, one Arby's, one Burger King, and 20 other regional brand restaurants and gas station properties located in Arizona, California, Colorado, Delaware, Georgia, Michigan, New Hampshire, Oregon, Pennsylvania, South Carolina and Texas. The properties were acquired pursuant to 18 purchase and sale agreements. These properties were purchased for an aggregate cash purchase price of approximately $21,514,000. These restaurant and gas station properties represent newly developed properties and properties yet to be developed, which do not have any historical operations. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. The selling entities were Dynamic Development Joint Venture, Schlotzsky's Real Estate, Inc., a Texas corporation, Caribou Coffee Company, Inc., a Minnesota corporation, Texas Roadhouse of Grand Prairie LLC, a Kentucky limited liability company, John Harvard's Brew House Pennsylvania, L.L.C., a Pennsylvania limited liability company, Restaurant Properties L.L.C., a Kentucky limited liability company, Evergreen State Limited Partnership No. 17, a Washington limited partnership, Sybra,

Inc. a Michigan corporation, Volume, Inc., a New Hampshire corporation, Medhi Sater, an individual, Northwest Petroleum, Inc., a Texas Corporation and U.S. Restaurant Properties Development, L.P., a Texas limited partnership. U.S. Restaurant Properties Development, L.P. is a related party to which the Registrant has made available a revolving line of credit, to be used solely for acquisition and development of restaurant properties which will be purchased by the Registrant upon completion of development. These acquisitions were funded by the Registrant's bank line of credit.

In addition, to the above acquisitions, 11 other properties (the "Other Properties") were acquired during the period March 1, 1998 and June 30, 1998. These properties consist of four Arby's restaurant properties, one El Chico restaurant and six other regional restaurant and gas station properties. The properties were purchased from B.C. Oil Ventures, LLC, a California limited liability company, Georgia Clubhouse, Inc., a Georgia corporation, Hal W. Smith, an Individual, Buca (Wheeling), Inc., a Minnesota corporation, Sybra, Inc., a Michigan corporation, Sybra of California, a California corporation, The Charles Sewell Raper Trust Dated July 9, 1993, The Charles Shawn Raper Trust Dated July 9, 1993 and Robert L. Wiggins, Sr., an Individual. These properties were purchased for an aggregate cash purchase price of approximately $11,347,000 and were funded by the Registrant's bank line of credit.


The transaction on June 24, 1998, in combination with previously reported restaurant properties acquired between January 1, 1998 and June 24, 1998 (date of reportable event), which are unaudited, are deemed significant in aggregate to the Registrants total assets as previously reported on Form 10-K. The Sellers of all properties are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer except for U.S. Restaurant Properties Development, L.P. as indicated above.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and/or fair market values of the acquired Properties.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          a)(3)

          Combined Statement of Revenues and Certain Expenses of Selected
            Properties Sold to U.S. Restaurant Properties, Inc. by Brulon Properties for the year ended December 31, 1997

          Statement of Revenues and Certain Expenses of Property Sold to U.S.
            Restaurant Properties, Inc. by Frances M. Fisher for the year ended December 31, 1997

          Statement of Revenues and Certain Expenses of Property Sold to U.S.
            Restaurant Properties, Inc. by Austin Partners for the year ended December 31, 1997

          Combined Statement of Revenues of Selected Properties Sold to U.S.
            Restaurant Properties, Inc. (Minneapolis Teachers' Retirement Fund Association Acquisition) for the year ended June 30, 1997

          Combined Statement of Revenues and Certain Expenses of Selected
            Properties Sold to U.S. Restaurant Properties, Inc. by Shoney's, Inc. for the year ended December 31, 1997

          Combined Statement of Revenues and Certain Expenses of Selected
            Properties Sold to U.S. Restaurant Properties, Inc. (Ale House Acquisition) for the year ended December 31, 1997

          b) Pro forma Financial Information

          c) Exhibits

             23 (1) Consent of Deloitte & Touche LLP

                             INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of the Selected Properties Sold to U.S. Restaurant Properties, Inc. by Brulon Properties for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts of expenses, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Selected Properties Sold to U.S. Restaurant Properties, Inc. by Brulon Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
August 18, 1998

       SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY BRULON
                                     PROPERTIES
                COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                           YEAR ENDED DECEMBER 31, 1997




          RENTAL INCOME
               Minimum                                   $183,348
               Percentage rent                              7,233
               Cost reimbursement                           8,212
                                                        ----------

          TOTAL RENTAL INCOME                             198,793

          DIRECT EXPENSES
               Property taxes                               5,755
               Lease revenue taxes                          2,457
                                                        ----------

          TOTAL DIRECT EXPENSES                             8,212
                                                        ----------

          NET RENTAL INCOME                              $190,581
                                                        ----------
                                                        ----------



See Accompanying Notes to the Combined Statement of Revenues and Certain
Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY BRULON PROPERTIES

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying combined statement of revenues and certain expenses includes two properties acquired by U.S. Restaurant Properties, Inc. from Brulon Properties, a Utah partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Partnership. The properties acquired are operating as Burger King restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties.

2.   Use of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenues. Certain information regarding each of the property leases is set forth in the table below.


                       MINIMUM
                       ANNUAL                                      PERCENTAGE                            TERMINATION
 LOCATION              RENTAL                                      RENTALS                               DATE
---------------------------------------------------------------------------------------------------------------------
 Blythe, CA            $106,143    Per year through 08/29/2001     The greater of annual base rent or    August 2006
                        111,451    Per year through 08/29/2006     7.5% of sales between $0 -            with one
                                                                   $1,200,000                            twenty year
                                                                   or 7.0% of sales between $1,200,001-  renewal
                                                                   $1,450,000 or 6.5% of sales between   option.
                                                                   $1,450,001-$1,700,000 or 6.0% of
                                                                   sales
                                                                   over $1,700,000

 Holbrook, AZ          $ 72,036    Per year through 03/07/2001     8.5% of sales less minimum rent       March 2021
                         75,636    Per year through 03/07/2006
                         79,416    Per year through 03/07/2011
                         83,388    Per year through 03/07/2016
                         87,564    Per year through 03/07/2021


     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:

                         1998                $  178,179
                         1999                   178,179
                         2000                   178,179
                         2001                   182,949
                         2002                   187,087
                         Thereafter           1,900,006
                                             ----------
                                             $2,804,579
                                             ----------
                                             ----------

4.   Related Party Transactions

     The lessee on the Holbrook, Arizona property was a related party to the seller until September 1, 1997 when the operations and franchise agreement at this property were sold to a third party.

                             INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties, Inc. by Frances M. Fisher for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts of expenses, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by Frances M. Fisher for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
August 18, 1998

       PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY FRANCES M. FISHER
                     STATEMENT OF REVENUES AND CERTAIN EXPENSES
                           YEAR ENDED DECEMBER 31, 1997



               RENTAL INCOME
                    Minimum                                       $  29,369
                    Percentage rent                                  30,506
                    Cost reimbursement                                1,548
                                                                ------------

               TOTAL RENTAL INCOME                                   61,423

               DIRECT EXPENSES - LEASE REVENUE TAXES                  1,548
                                                                ------------

               NET RENTAL INCOME                                  $  59,875
                                                                ------------
                                                                ------------


See Accompanying Notes to the Statement of Revenues and Certain Expenses.

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY FRANCES M. FISHER

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties, Inc. from Frances M. Fisher. The statement does not include any revenues or expenses related to any other properties owned or managed by Frances M. Fisher. The property acquired is operated as a Village Inn Restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

2.   Use of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.


3.   Rental Income

     The property lease is a "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenue. Certain information regarding the property leases set forth in the table below.

                      MINIMUM
                      ANNUAL                                      PERCENTAGE                         TERMINATION
 LOCATION             RENTAL                                      RENTAL                             DATE
-----------------------------------------------------------------------------------------------------------------------------------
 Tucson, AZ           $ 29,369   Per year through 05/16/1998      6.0% of sales less minimum rent    Lease expires 5/16/1998.
                                                                                                     Beginning 5/17/1998, lessee
                                                                                                     has the option to extend the
                                                                                                     lease for 10 additional
                                                                                                     periods of six months.  Each
                                                                                                     extension shall be deemed
                                                                                                     exercised unless lessee gives
                                                                                                     60 days notice not to renew.
                                                                                                     The tenant has extended the
                                                                                                     lease for the first renewal
                                                                                                     period.


     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:


                    1998                        $11,013
                                                -------
                                                $11,013
                                                -------
                                                -------

                             INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties, Inc. by Austin Partners for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by Austin Partners for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
August 3, 1998

        PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY AUSTIN PARTNERS
                     STATEMENT OF REVENUES AND CERTAIN EXPENSES
                            YEAR ENDED DECEMBER 31, 1997


               RENTAL INCOME
                    Minimum                                        $ 93,000
                    Percentage                                        7,786
                    Cost reimbursement                               22,204
                                                                ------------


               TOTAL RENTAL INCOME                                  122,990

               DIRECT EXPENSES - PROPERTY TAXES                      22,204
                                                                ------------

               NET RENTAL INCOME                                   $100,786
                                                                ------------
                                                                ------------


See Accompanying Notes to the Statement of Revenues and Certain Expenses.

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY AUSTIN PARTNERS

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties, Inc. from Austin Partners, a Texas general partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Partnership. The property acquired is operated as a Tony Roma's restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

2.   Use of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property lease is a "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes. The lease specifies increases in lease payments. The recognition of rental income has been straight-lined over the lease term in accordance with generally accepted accounting principles. Certain information regarding the property lease is set forth in the table below.

                     MINIMUM
                     ANNUAL                                        PERCENTAGE                      TERMINATION
 LOCATION            RENTAL                                        RENTAL                          DATE
------------------------------------------------------------------------------------------------------------------------------------
 San Antonio, TX     $   84,000     Per year through 6/16/1999     6% of monthly sales in excess   June 2004 with one five -year
                        102,000     Per year through 6/16/2004     of $116,666.97 until June 16,   renewal option.  In addition,
                                                                   1999 and 6% of monthly sales    the tenant has the right to
                                                                   in excess of $141,666.67 from   terminate if annual sales as
                                                                   March 17, 1999 through June     defined in the lease are less
                                                                   16, 2004.                       than $1,700,000 during lease
                                                                                                   years six through ten. If tenant
                                                                                                   decides to terminate the tenant
                                                                                                   is required to give a six month
                                                                                                   notice and pay a termination fee
                                                                                                   of $25,500.


     The following is a schedule of minimum rental income on the lease as of December 31, 1997:


                    1998                     $   84,000
                    1999                         93,000
                    2000                        102,000
                    2001                        102,000
                    2002                        102,000
                    Thereafter                  153,000
                                            ------------

                                             $  636,000
                                            ------------


                             INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Minneapolis Teachers' Retirement Fund Association Acquisition) for the year ended June 30, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the combined statement of revenues, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues presents fairly, in all material respects, the combined revenues, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Minneapolis Teachers' Retirement Fund Association Acquisition) for the year ended June 30, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
August 6, 1998

            SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC.
          (MINNEAPOLIS TEACHERS' RETIREMENT FUND ASSOCIATION ACQUISITION)
                           COMBINED STATEMENT OF REVENUES
                              YEAR ENDED JUNE 30, 1997




               RENTAL INCOME
                    Minimum                                      $  205,429
                    Percentage                                       41,783
                                                                ------------

               TOTAL RENTAL INCOME                               $  247,212
                                                                ------------
                                                                ------------


See Accompanying Notes to the Combined Statement of Revenues.

NOTES TO THE COMBINED STATEMENT OF REVENUES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (MINNEAPOLIS TEACHERS' RETIREMENT FUND ASSOCIATION ACQUISITION)

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying combined statement of revenues includes four properties acquired by U.S. Restaurant Properties, Inc. from Minneapolis Teachers' Retirement Fund Association, a Minnesota non-profit corporation and MRT Properties, Inc., a Minnesota corporation. Collectively, the above entities are referred to as (the "Company" or "MTRFA"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as Arby's and Burger King restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties. There are no continuing operating expenses of the properties for 1997 which were incurred by the lessor.

2.   Use of Estimates

     The preparation of this combined statement of revenues in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Certain information regarding the property leases is set forth in the table below.



                    MINIMUM
                    ANNUAL                                       PERCENTAGE                              TERMINATION
 LOCATION           RENTAL                                       RENTAL                                  DATE
------------------------------------------------------------------------------------------------------------------------------------
 Kansas City, KS    $ 57,200     Per year through 4/30/2000      6% of sales in excess of $953,333       April 2000 with two-five
                                                                                                         year renewal options

 Topeka, KS           45,900     Per year through 10/2/2000      6.25% of sales in excess of $734,400    October 2000 with two-five
                                                                                                         year renewal options
 Wilmington, NC       46,620     Per year through 9/30/2000      6% of sales in excess of $650,000       September 2000 with two-
                                                                                                         ten year renewal options

 Burnsville, MN       59,952     Per year through 8/31/1999      7% of sales in excess of $588,000       October 2000 with two-five
                      41,160     Per year through 10/31/2000                                             year renewal options



     The following is a schedule of minimum rental income on the non-cancelable leases as of June 30, 1997:

                      1998                    $    209,672
                      1999                         209,672
                      2000                         184,479
                      2001                          36,850
                      2002                               0
                      Thereafter                         0
                                             --------------

                                              $    640,673
                                             --------------
                                             --------------

                             INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of the Selected Properties Sold to U.S. Restaurant Properties, Inc. by Shoney's, Inc. for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts of expenses, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Selected Properties Sold to U.S. Restaurant Properties, Inc. by Shoney's, Inc. for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
August 19, 1998

 SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY SHONEY'S, INC.
                 COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                            YEAR ENDED DECEMBER 31, 1997



               RENTAL INCOME
                    Minimum                         $     532,294
                    Percentage rent                        14,841
                    Cost reimbursement                     64,359
                                                    --------------

               TOTAL RENTAL INCOME                        611,494

               DIRECT EXPENSES - PROPERTY TAXES            64,359
                                                    --------------

               TOTAL DIRECT EXPENSES                       64,359
                                                    --------------

               NET RENTAL INCOME                    $     547,135
                                                    --------------
                                                    --------------


See Accompanying Notes to the Combined Statement of Revenues and Certain
Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY SHONEY'S, INC.

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying combined statement of revenues and certain expenses includes eleven properties acquired by U.S. Restaurant Properties, Inc. from Shoney's, Inc., a Tennessee Corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as Shoney's Restaurants, Captain D's Seafood Restaurants, Long John Silvers Restaurants, Hooters Restaurant or Miami Subs Restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties.

2.   Use of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The leases on these properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes on lease revenues. Certain information regarding each of the property leases is set forth in the table below.



                     MINIMUM
                     ANNUAL                                  PERCENTAGE                                   TERMINATION
LOCATION             RENTAL                                  RENTAL                                       DATE
------------------------------------------------------------------------------------------------------------------------------------
Augusta, GA          $  85,000 Per year through 06/30/2013   6.5% of sales less minimum rent              June 2013 with two-five
                                                                                                          year  renewal options

Augusta, GA             24,000 Per year through 08/09/2001   4.0 % of sales less minimum rent             August 2001 with one-five
                                                                                                          year renewal options
Lake Charles, LA        96,184 Per year through 12/31/2013   6.5 % of sales less minimum rent             December 2013 with two-
                                                                                                          five year renewal options

Oklahoma City, OK       75,000 Per year through 04/02/2000   none                                         April 2005 with two-five
                        85,000 Per year through 04/02/2005                                                year renewal options

Cleburne, TX            38,453 Per year through 02/28/2003   None during original lease term and 6.0% of  February 2003 with four-
                                                             sales less minimum rent during option years  five year renewal options

Dallas, TX              27,858 Per year through 12/31/1997   None through December 31, 1997 and           December 31, 2013 with
                        40,820 Per year through 12/31/2013   8.0 % of sales less minimum rent and real    two-five year renewal
                                                             estate taxes through remaining lease term    options
Duncanville, TX         21,769 Per year through 12/31/1997   None through December 31, 1997 and           December 31, 2013 with
                        39,122 Per year through 12/31/2013   8.0 % of sales less minimum rent and real    two-five year renewal
                                                             estate taxes through remaining lease term    options

Fort Worth, TX          33,343 Per year through 12/31/1997   None through December 31, 1997 and           December 31, 2013 with
                        49,934 Per year through 12/31/2013   8.0 % of sales less minimum rent and real    two-five year renewal
                                                             estate taxes through remaining lease term    options

Grand Prairie, TX       29,965 Per year through 12/31/1997   None through December 31, 1997 and           December 31, 2013 with
                        56,825 Per year through 12/31/2013   8.0 % of sales less minimum rent and real    two-five year renewal
                                                             estate taxes through remaining lease term    options


NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY SHONEY'S INC. (CONTINUED)



                     MINIMUM
                     ANNUAL                                    PERCENTAGE                              TERMINATION
LOCATION             RENTAL                                    RENTAL                                  DATE
------------------------------------------------------------------------------------------------------------------------------------
Mesquite, TX         $ 56,680 Per year through 03/31/2015      6.0 % of sales less minimum rent        March 2015 with two-five year
                                                                                                       renewal options

Richardson, TX         38,000 Per year through 04/30/2014      6.0 % of sales less minimum rent        April 2014 with two-five year
                                                                                                       renewal options



     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:


                     1998                         $    602,018
                     1999                              602,018
                     2000                              609,518
                     2001                              602,018
                     2002                              588,018
                     Thereafter                      5,351,389
                                                 --------------
                                                  $  8,354,979
                                                 --------------
                                                 --------------



4.   Subsequent Events

     On June 1, 1998, Long John Silver's, Inc., a lessee filed for bankruptcy protection under chapter 11. In addition, on January 1, 1998, the master lease covering the properties located in Dallas, Duncanville, Fort Worth and Grand Prairie, Texas was amended through a sublease. The following is the new sublease information for these properties.



                   MINIMUM
                   ANNUAL                                     PERCENTAGE                                 TERMINATION
LOCATION           RENTAL                                     RENTAL                                     DATE
------------------------------------------------------------------------------------------------------------------------------------
Dallas, TX         $  29,028   Per year through 12/31/2007    5.0% of sales less minimum rent and real   December 2013 with two-five
                      31,931   Per year through 12/31/2013    estate taxes                               year  renewal options.

Duncanville, TX       19,235   Per year through 12/31/2007    5.0% of sales less minimum rent and real   December 2013 with two-five
                      21,159   Per year through 12/31/2013    estate taxes                               year  renewal options.
Fort Worth, TX        31,920   Per year through 12/31/2007    5.0% of sales less minimum rent and real   December 2013 with two-five
                      35,112   Per year through 12/31/2013    estate taxes                               year renewal option

Grand Prairie, TX     28,656   Per year through 12/31/2007    5.0% of sales less minimum rent and real   December 2013 with two-five
                      31,522   Per year through 12/31/2013    estate taxes                               year  renewal options.


                             INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Ale House Acquisition) for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Ale House Acquisition) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
June 9, 1998

      SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (ALE HOUSE
                                    ACQUISITION)
                COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                            YEAR ENDED DECEMBER 31, 1997

          RENTAL INCOME
               Minimum                                     $   372,000
               Percentage                                       61,694
               Cost reimbursement                               22,320
                                                           -----------

          TOTAL RENTAL INCOME                                  456,014

          DIRECT EXPENSES - LEASE RENT TAXES                    22,320
                                                           -----------

          TOTAL DIRECT EXPENSES                                 22,320
                                                           -----------

          NET RENTAL INCOME                                $   433,694
                                                           -----------
                                                           -----------

See Accompanying Notes to the Combined Statement of Revenues and Certain
Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (ALE HOUSE ACQUISITION)

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying combined statement of revenues and certain expenses includes two properties acquired by U.S. Restaurant Properties, Inc. from Jackson-Shaw Partners, No. 51, Ltd., a Texas limited partnership (the "Partnership"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Partnership. The properties acquired are operated as Ale House and Raw Bar restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties.

2.   Use of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenue. All lease rents and cost reimbursements were received from a related party. Certain information regarding the property leases is set forth in the table below.

                      MINIMUM
                      ANNUAL                                                   PERCENTAGE              TERMINATION
LOCATION              RENTAL                                                   RENTAL                  DATE
------------------------------------------------------------------------------------------------------------------------------------
Davie, FL             $  180,000   Per year through 1/31/2001 with annual      5.5% of sales less      January 2006 with three-five
                                   increases in rent beginning on the first    minimum rent            year renewal options
                                   day of lease year six by the Consumer
                                   Price Index

Pembrook Pines, FL       192,000   Per year through 1/6/2001with annual        5.5% of sales less      January 2006 with three-five
                                   increases in rent beginning on the first    minimum rent            year renewal options
                                   day of lease year six by the Consumer
                                   Price Index



     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:

             1998                      $    372,000
             1999                           372,000
             2000                           372,000
             2001                           372,000
             2002                           372,000
             Thereafter                   1,147,000
                                      --------------

                                       $  3,007,000
                                      --------------
                                      --------------


PRO FORMA FINANCIAL INFORMATION

     This Form 8-K/A does not include an unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties, Inc. (the "Company") as of June 30, 1998 since all acquisitions within this Form 8-K/A are already included in the Company's consolidated balance sheet included in the Company's Form 10-Q filed with the Securities and Exchange Commission on August 14, 1998.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1997 is presented as if the following had occurred as of January 1, 1997: (a) the acquisition of 277 properties for $182,396,000 including the market value of 680,695 shares of the Company's Common Stock issued in connection with acquisitions and the sale of eight properties for $5,822,000 on various dates between January 1, 1997 and December 31, 1997; (b) the acquisition of 93 properties for $82,534,000 acquired between January 1, 1998 and June 30, 1998 including the acquisition of 31 newly constructed and undeveloped properties; (c) the sale of two properties for $1,313,000 between January 1, 1998 and June 30, 1998; (d) the issuance of $111,000,000 of 7.15%
fixed rate debt; (e) the issuance of 1,434,831 shares in five separate transactions to individual investors with net proceeds of $25,000,000; (f) the additional borrowings of $37,514,000 required to purchase the properties acquired; (g) the preferred stock dividends required and the reduction of interest expense as a result of the preferred stock offering in November 1997 based on the offering proceeds to reduce the total debt outstanding by $87,622,000; and (h) the three-for-two stock split on October 30, 1997.
Proceeds from the property sales and stock issuances were used to finance the property acquisitions. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1997, nor do they purport to represent the results of operations for future periods.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1998 is presented as if the following had occurred as of January 1, 1998: (a) the acquisition of 93 properties for $82,534,000 acquired between January 1, 1998 and June 30, 1998 including the acquisition of 31 newly constructed and undeveloped properties, (b) the sale of two properties for $1,313,000 between January 1, 1998 and June 30, 1998 and (c) the issuance of $111,000,000 of 7.15% fixed rate debt and related financing transactions. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1998, nor do they purport to represent the results of operations for future periods.

     Base rents are recorded in the attached pro forma statements of income on a straight-line basis from the date of acquisition to the termination of the lease which may differ from historical straight-line rents due to the different lease periods. Percentage rents are excluded from the following pro forma financial statements since the required information for all properties and for all periods is not available.

                          U.S. RESTAURANT PROPERTIES, INC.
            PRO FORMA INCOME CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        FOR THE YEAR ENDED DECEMBER 31, 1997
                                    (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)

                                                                          1997
                                                                      Acquisitions       Preferred       Jan - Feb
                                                          ACTUAL          and              Stock            1998
                                                         12/31/97      Sales (a)         Offering       Acquisitions
                                                         --------      ---------         --------       ------------
Total Revenues                                          $  35,584       $ 12,180         $     --         $  4,647    (c)
Expenses
   Ground Lease expense                                     2,488            514               --               --
   Depreciation and amortization                            9,415          3,590               --            1,177    (m)
   General and administrative                               3,590            609               --               --
   Interest expense                                        10,011          5,930           (6,572)  (b)         --
                                                        ---------       --------         ---------        --------
Total expenses                                             25,504         10,643           (6,572)           1,177
                                                        ---------       --------         ---------        --------

Income before gain on sale of property, minority
interest and unusual items                                 10,080          1,537           (6,572)           3,470
                                                        ---------       --------         ---------        --------

Minority interest in income                                  (202)            --               --               --
Gain on sale of property                                      869             --               --               --
Termination of management
     contract                                             (19,220)            --               --               --
REIT conversion costs                                        (920)            --               --               --
                                                        ---------       --------         ---------        --------

Net income (loss)                                          (9,393)      $  1,537         $ (6,572)        $  3,470
                                                                        --------         ---------        --------
                                                                        --------         ---------        --------

Preferred stock dividend                                     (868)                         (6,234)  (b)
                                                        ---------

Net loss allocable to
   Common Stock/unitholders                             $ (10,261)
                                                        ---------
                                                        ---------

Avg. no. of shares/units o/s
       Basic                                               11,693
                                                        ---------
                                                        ---------
       Diluted                                             11,693
                                                        ---------
                                                        ---------
Net loss per share/unit
       Basic                                            $   (0.88)
                                                        ---------
                                                        ---------
       Diluted                                          $   (0.88)
                                                        ---------
                                                        ---------


                                                                                  Frances
                                                    1998           Brulon           M.          Austin
                                                    Sales        Properties       Fisher       Partners
                                                    -----        ----------       ------       --------
Total Revenues                                     $ (112)  (d)    $  190    (e)   $  29  (f)    $  99   (g)
Expenses
   Ground Lease expense                                --              --             --            --
   Depreciation and amortization                      (15)  (m)        62    (m)       9  (m)       30   (m)
   General and administrative                          --              --             --            --
   Interest expense                                    --              --             --            --
                                                   ------          ------          -----         -----
Total expenses                                        (15)             62              9            30
                                                   ------          ------          -----         -----

Income before gain on sale of property, minority
interest and unusual items                            (97)            128             20            69
                                                   ------          ------          -----         -----

Minority interest in income                            --              --             --            --
Gain on sale of property                               --              --             --            --
Termination of management
     contract                                          --              --             --            --
REIT conversion costs                                  --              --             --            --
                                                   ------          ------          -----         -----

Net income (loss)                                  $  (97)         $  128          $  20         $  69
                                                   ------          ------          -----         -----
                                                   ------          ------          -----         -----



SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
     PRO FORMA INCOME CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                   (IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)


                                                                            Newly
                             Minneapolis                                 Constructed      Other        Pro Forma        PRO FORMA
                              Teachers'       Shoney's     Ale House     Properties     Properties     Adjustment       12/31/97
                              --------        --------     ---------     ----------     ----------     ----------       --------
Total Revenues                 $   201   (h)  $   536   (i) $   372 (j)    $ 1,146  (k)  $ 1,369   (l) $     --         $ 56,241
Expenses
  Ground Lease expense              --             --            --             --            --             --            3,002
  Depreciation and
  amortization                      80   (m)      195   (m)     133 (m)        285  (m)      418   (m)       --           15,379
  General and administrative        --             --            --             --            --             --            4,199
  Interest expense                  --             --            --             --            --          5,287   (n)     14,656
                               --------       --------      --------       --------      --------       --------        ---------

Total expenses                      80            195           133            285           418          5,287           37,236
                               --------       --------      --------       --------      --------       --------        ---------

Income before gain on sale
of property, minority
interest and unusual items         121            341           239            861           951         (5,287)          19,005
                               --------       --------      --------       --------      --------       --------        ---------

Minority interest in income         --             --            --             --            --           (185)  (o)       (387)
Gain on sale of property            --             --            --             --            --             --              869
Termination of management                          --
contract                            --                           --             --            --             --          (19,220)
REIT conversion costs               --             --            --             --            --             --             (920)
                               --------       --------      --------       --------      --------       --------        ---------

Net income (loss)              $   121        $   341       $   239        $   861       $   951       $ (5,472)            (653)
                               --------       --------      --------       --------      --------       --------
                               --------       --------      --------       --------      --------       --------

Preferred stock dividend                                                                                                  (7,102)
                                                                                                                        ---------

Net loss allocable to
 Common Stock/unitholders                                                                                               $ (7,755)
                                                                                                                        ---------

Avg. no. of shares/units o/s
   Basic                                                                                                                  12,631
                                                                                                                        ---------
                                                                                                                        ---------
   Diluted                                                                                                                12,631
                                                                                                                        ---------
                                                                                                                        ---------
Net loss per share/unit
   Basic                                                                                                                $  (0.61)
                                                                                                                        ---------
                                                                                                                        ---------
   Diluted                                                                                                              $  (0.61)
                                                                                                                        ---------
                                                                                                                        ---------


NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 277 properties acquired on various dates from January 1, 1997 through December 31, 1997 and the sale of eight properties on various dates from January 1, 1997 through December 31, 1997.

(b) Reflects pro forma adjustment for the issuance of preferred stock. Proceeds of which were used to finance the acquisitions.

(c) Reflects pro forma adjustment to operations relating to base and percentage rent for the 1998 acquisitions comprised of 35 properties acquired on various dates from January 1, 1998 through February 28, 1998.

(d) Reflects pro forma adjustment to operations for historical financial results for two properties sold.

(e) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Brulon Properties acquisition comprised of two properties acquired on June 24, 1998. See combined statement of revenues and certain expenses included herein.

(f) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Frances M. Fisher acquisition comprised of one property acquired on June 22, 1998. See statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Austin Partners acquisition comprised of one property acquired on May 27, 1998. See statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Minneapolis Teachers' Retirement Association Acquisition comprised of four properties acquired on various dated between May 26, 1998 and June 10, 1998. See combined statement of revenues included herein.

(i) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's acquisition comprised of 11 properties acquired on May 22, 1998. See combined statement of revenues and certain expenses included herein.

(j) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ale House Acquisition comprised of two properties acquired on April 8, 1998. See combined statement of revenues and certain expenses included herein.

(k) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of 26 properties acquired on various dates from March 1, 1998 through June 30, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income.

(l) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for 11 other properties acquired on various dates from March 1, 1998 through June 30, 1998.

(m) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(n) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:


                                                  Principal      Interest Rate

     Series A Senior Secured Guaranteed Notes   $  12,500,000        8.06%
     Series B Senior Secured Guaranteed Notes      27,500,000        8.30%
     Fixed Rate Debt                              111,000,000        7.15%
     Line of credit                                67,000,000        7.50%



(o)  Reflects pro forma allocation of operating income to minority interest.

                          U.S. RESTAURANT PROPERTIES, INC.
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                    (UNAUDITED)
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                        ACTUAL       Jan-Feb 1998        1998          Brulon         Frances M.       Austin
                                       6/30/98       Acquisitions        Sales       Properties         Fisher        Partners
                                       -------       ------------        -----       ----------         ------        --------
Total Revenues                        $  27,416         $   272   (a)   $  (58)  (b)    $  92    (c)    $  14    (d)   $ 40     (e)
Expenses
   Ground Lease expense                   1,468              --             --             --              --            --
   Depreciation and amortization          7,060             108   (k)       (6)  (k)       30    (k)        4    (k)     12     (k)
   General and administrative             2,198              --             --             --              --            --
   Interest expense                       7,132              --             --             --              --            --
                                      ----------        --------        -------        -------         -------        ------

Total expenses                           17,858             108             (6)            30               4            12
                                      ----------        --------        -------        -------         -------        ------

Income before gain on sale of
   property, minority interest,
   unusual item, extraordinary item
   and other                              9,558             164            (52)            62              10            28
                                      ----------        --------        -------        -------         -------        ------

Gain on sale of property                    457              --             --             --              --            --
Equity in net income (loss)                                                                                --            --
   of affiliates                            (56)             --             --             --
Minority interest in operating
   Partnership net income                  (503)             --             --             --              --            --
Loss on early extinguishment                                                --             --              --            --
   of debt                                 (190)             --
                                      ----------        --------        -------        -------         -------        ------

Net income                                9,266         $   164         $  (52)         $  62           $  10           $ 28
                                                        --------        -------        -------         -------        ------
                                                        --------        -------        -------         -------        ------

Preferred stock dividend                 (3,551)
                                      ----------

Net income allocable to
   Common Stockholders                 $  5,715
                                      ----------
                                      ----------

Avg. no. of shares o/s
     Basic                               12,938
                                      ----------
                                      ----------
     Diluted                             13,124
                                      ----------
                                      ----------
Net income per share
     Basic                             $   0.44
                                      ----------
                                      ----------
     Diluted                           $   0.44
                                      ----------
                                      ----------


SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           Newly
                                 Minneapolis                            Constructed       Other         Pro Forma       PRO FORMA
                                  Teachers'     Shoney's   Ale House     Properties     Properties     Adjustment        6/30/98
                                  --------      --------   ---------     ----------     ----------     ----------        -------
Total Revenues                      $  84    (f) $  212 (g)  $  101  (h)   $  416  (i)    $  355  (j)     $  --         $ 28,944
Expenses
  Ground Lease expense                 --            --          --           --              --             --            1,468
  Depreciation and amortization        34    (k)     77 (k)      36  (k)     104   (k)       122  (k)        --            7,581
  General and administrative           --            --          --           --              --             --            2,198
  Interest expense                     --            --          --           --              --            805    (l)     7,937
                                    ------       -------    --------      -------        --------        -------       ----------

Total expenses                         34            77          36          104             122            805           19,184
                                    ------       -------    --------      -------        --------        -------       ----------

Income before gain on sale of
  property, minority interest,
  unusual item, extraordinary
  item and other                       50           135          65          312             233          (805)            9,760
                                    ------       -------    --------      -------        --------        -------       ----------

Gain on sale of property                --          --           --           --             --             --                457
Equity in net income (loss) of
  affiliates                            --          --           --           --             --             --                (56)
Minority interest in operating
  Partnership net income                --           --          --           --              --           (16)     (m)      (519)
Loss on extinguishment of debt          --           --          --           --              --            --               (190)
                                    ------       -------    --------      -------        --------        -------       ----------

Net income                           $  50       $  135      $   65        $ 312          $ 233          $ (821)            9,452
                                    ------       -------    --------      -------        --------        -------
                                    ------       -------    --------      -------        --------        -------

Preferred stock dividend                                                                                                   (3,551)
                                                                                                                       ----------

Net income allocable to
  Common Stockholders                                                                                                    $  5,901
                                                                                                                       ----------
                                                                                                                       ----------
Avg. no. of shares o/s
    Basic                                                                                                                  12,947
                                                                                                                       ----------
                                                                                                                       ----------
    Diluted                                                                                                                13,178
                                                                                                                       ----------
                                                                                                                       ----------
Net income per share
    Basic                                                                                                                $   0.46
                                                                                                                       ----------
                                                                                                                       ----------
    Diluted                                                                                                              $   0.45
                                                                                                                       ----------
                                                                                                                       ----------




SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1998 and the date of acquisition for base rent for 1998 acquisitions comprised of 35 properties acquired on various dates from January 1, 1998 through February 28, 1998.

(b) Reflects pro forma adjustment to operations for historical financial results for two properties sold.

(c) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Brulon Properties acquisition comprised of two properties acquired on June 24, 1998. See combined statement of revenues and certain expenses included herein.

(d) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Frances M. Fisher acquisition comprised of one property acquired on June 22, 1998. See statement of revenues and certain expenses included herein.

(e) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Austin Partners acquisition comprised of one property acquired on May 27, 1998. See statement of revenues and certain expenses included herein.

(f) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Minneapolis Teachers' Retirement Association Acquisition comprised of four properties acquired on various dated between May 26, 1998 and June 10, 1998. See combined statement of revenues included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's acquisition comprised of 11 properties acquired on May 22, 1998. See combined statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ale House Acquisition comprised of two properties acquired on April 8, 1998. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of 26 properties acquired on various dates from March 1, 1998 through June 30, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income.

(j) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for 11 other properties acquired on various dates from March 1, 1998 through June 30, 1998.Reflects pro forma adjustment for the issuance of preferred stock, proceeds of which were used to finance the acquisitions.

(k) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(l) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:


                                                  Principal      Interest Rate
     Series A Senior Secured Guaranteed Notes     $  12,500,000     8.06%
     Series B Senior Secured Guaranteed Notes        27,500,000     8.30%
     Fixed Rate Debt                                111,000,000     7.15%
     Line of credit                                  67,000,000     6.74%



(m)  Reflects pro forma allocation of operating income to minority interest.

                                      SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    August 21, 1998           U.S. RESTAURANT PROPERTIES, INC



                                   By:   /s/ Robert J. Stetson
                                     ---------------------------------
                                        Robert J. Stetson
                                        President, Chief Executive Officer





                                   By:   /s/ Michael D. Warren
                                     ---------------------------------
                                        Michael D. Warren
                                        Director of Finance